UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
May 13, 2022
Date of Report (Date of earliest event reported)

AZZ Inc.
(Exact name of Registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)
(817) 810-0095
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AZZ	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of AZZ Inc., a Texas corporation (the “Company”), filed on May 16, 2022 (the “Original Report”), in which the Company reported, among other events, the closing of the transactions contemplated by the Securities Purchase Agreement (as defined in the Original Report) and First Amendment (as defined in the Original Report) on May 13, 2022.

This Amendment No. 1 amends the Original Report to include the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Sequa Mezzanine (as defined in the Original Report) and its subsidiaries would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the acquisition. This Amendment No. 1 should be read in conjunction with the Original Report.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

The audited combined financial statements of Precoat Metals (A Business of Sequa Corporation) as of and for the year ended December 31, 2021 and 2020 are attached as Exhibit 99.1 and are incorporated by reference herein. The unaudited combined financial statements of Precoat Metals (A Business of Sequa Corporation) as of and for the three months ended March 31, 2022 and March 31, 2021 are attached as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information for the Company for the year ended February 28, 2022, and for the three months ended May 31, 2022, giving effect to the Company's acquisition of all of the membership interests of Sequa Mezzanine, are attached as Exhibit 99.3 and are incorporated by reference herein.

Exhibit	Description
23.1	Consent of Independent Auditors
99.1	Audited combined financial statements for Precoat Metals (A Business of Sequa Corporation) as of and for the years ended December 31, 2021 and 2020.
99.2	Unaudited interim combined financial statements for Precoat Metals (A Business of Sequa Corporation) as of and for the three months ended March 31, 2022 and 2021.
99.3
Unaudited pro forma condensed combined financial information of the Company for the year ended February 28, 2022 and unaudited pro forma condensed combined financial information for the three months ended May 31, 2022.

104	Cover Page Interactive Date File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.

Date:	July 29, 2022	By:	/s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Secretary